Exhibit 10.1

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT, dated January 14, 2021, is made by and between HFO Investment Group Limited (the “Seller”), and Chiu Chien-Chia, resident at RM 6F-2, No. 230 Jen-Ai Road, Section 4, Taipei, Taiwan (the “Buyer”). Buyer and the Seller are sometimes hereinafter collectively referred to as the “Parties”.

WHEREAS, Seller is the legal and beneficial owner of 60,000 (the “Purchase Shares”) ordinary shares, par value $0.00267 per share (the “Ordinary Shares”), of Indonesia Energy Corporation Limited, a Cayman Island exempted company with limited liability (the “Company”) out of an aggregate of 777,778 Ordinary Shares held by the Seller;

WHEREAS, the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

WHEREAS, for good and valuable consideration, Seller desires to transfer and sell to Buyer all right, title and interest in the Purchase Shares, and Buyer desires to purchase all such right, title and interest in the Purchase Shares, in each case on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises, the mutual promises, agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Sale of Purchase Shares.

a. Shares to be Acquired. At the closing of the purchase and sale of the Purchase Shares (the “Closing”), and upon and subject the terms and subject to the conditions of this Agreement, and upon the representations, warranties and covenants herein made, the Seller shall transfer and sell to Buyer, and Buyer agrees to and shall purchase from the Seller, all of the Purchase Shares for a price per Purchase Share equal to US$6.00, or US$360,000 in the aggregate (the “Purchase Price”).

b. Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, upon the representations, warranties and covenants made herein, and in consideration of its acquisition of the Purchase Shares from the Seller, Buyer hereby agrees to deliver to the Seller at the Closing an amount of cash equal to the Purchase Price by wire transfer of immediately available funds, which funds shall be delivered to the Seller as Seller shall direct.

2. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer, which representations and warranties shall survive the Closing, the following:

a. The Purchase Shares are wholly-owned by Seller free and clear of all liens, agreements, security interests, claims, charges and encumbrances of any kind and nature, and no third party holds any right or interest (beneficial or otherwise) in the Purchase Shares. The Purchase Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are therefore subject to restrictions, directly or indirectly, with respect to their transferability.

b. This Agreement is a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Seller has full power and authority to enter into and consummate this Agreement and sell the Purchase Shares, the consent of no other party or entity is necessary for the consummation of the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Seller is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Seller is a party or by which Seller may be bound, or result in the creation of any lien upon any of the properties or assets of Seller pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Seller or any of Seller’s assets or properties.

c. Seller understands that the Purchase Shares may appreciate in value after the execution of this Agreement and Seller confirms Seller has received or has had full access to all the information Seller considers necessary or appropriate to make an informed decision to sell the Purchase Shares. In determining whether to offer the Purchase Shares, Seller has relied on Seller’s knowledge and understanding of the Company and its business based upon Seller’s due diligence investigation. Seller understands that no person or entity (including, without limitation, the Company or its officers or directors) has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Seller has not relied on any other representations or information in making Seller’s decision to sell the Purchase Shares, whether written or oral, relating to the Company, its operations and/or its prospects.

d. Neither the Seller nor any person or entity acting on behalf of the Seller has offered or sold any of the Purchase Shares by any form of general solicitation or general advertising.

e. Seller is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act nor is the Seller subject to a statutory disqualification described under Section 3(a)(39) of the Exchange Act.

f. Seller is not aware of any person that has been or will be paid (directly or indirectly) remuneration for their participation in the offer and sale of the Purchase Shares.

g. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate in order for Seller to convey, transfer and assign to and vest in Buyer good and marketable right, title and interest in and to the Purchase Shares, free and clear of all liens, security interests, claims, charges and encumbrances of any nature whatsoever.

h. There is no action, suit, investigation or proceeding pending, or, to the knowledge of the Seller, threatened against or affecting the Seller, which in either case: (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

i. Seller understands that Seller (and not the Buyer) shall be responsible for any and all tax liabilities of Seller that may arise as a result of the transactions contemplated by this Agreement.

j. The Purchase Shares have been authorized and outstanding for at least 90 days prior to the date hereof.

k. The Company is subject to the reporting obligations under the Exchange Act and the Company is engaged in an operating business and not a “shell” company as defined under the rules of the U.S. Securities and Exchange Commission (“SEC”).

l. Seller is a sophisticated investor and understands, acknowledges and agrees, based on its experience, the risks associated with selling the Purchase Shares and notwithstanding this fact, the Seller has deemed it appropriate to enter into this Agreement and to sell the Purchase Shares to the Buyer

3. Representations and Warranties of Buyer. The Buyer hereby represents and warrants to Seller, which representations and warranties shall survive the Closing, the following:

a. Buyer has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by Buyer at the Closing, this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

b. At the time Buyer was offered the Purchase Shares, Buyer was, and on the date of Closing, Buyer will be, an “accredited investor” as defined by Rule 501 under the Securities Act.

c. The Buyer is not purchasing the Purchase Shares as a result of any advertisement, article, notice or other communication regarding the Purchase Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

d. Buyer understands that the Purchase Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and Buyer is acquiring the Purchase Shares for its own account and not with a view to the distribution thereof, nor with any present intention of distributing the same, in violation of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or “blue sky” laws, rules and regulations. Buyer understands the Purchase Shares are being offered and sold pursuant to Section 4(a)(7) of the Securities Act or another exemption from registration contained in the Securities Act based in part upon Buyer’s representations contained in this Agreement, including, without limitation, that Buyer is an “accredited investor” within the meaning of Regulation D under the Securities Act.

e. Buyer acknowledges and agrees that the Company is subject to the reporting requirements of the Exchange Act and confirms that in connection with Buyer’s purchase of the Purchase Shares, Buyer has had the opportunity to review the Company’s public filings as posted on the website of the SEC through its EDGAR system. In determining whether to make this investment, Buyer has relied solely on Buyer’s own knowledge and understanding of the Company and its business and prospects based upon Buyer’s own due diligence investigation of the Company’s public filings. Buyer understands that no person or entity (including, without limitation, the Company or its officers or directors) has been authorized to give any information or to make any representations and, except as explicitly set forth in Section 2, Buyer has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects. Buyer understands the risks associated with purchasing the Purchase Shares and Buyer affirmatively acknowledges and agrees that such Buyer has received the necessary or appropriate information to make an informed investment decision regarding the Purchase Shares.

f. Buyer is a sophisticated investor and understands, acknowledges and agrees that the Seller is currently an “affiliate” of the Company (as defined under the Securities Act) and therefore possesses or may possess material nonpublic information regarding the Company not known to the Buyer that will not become available until after the Closing and that may impact the value of the Purchase Shares, including, without limitation, information received by principals and employees of the Company in their capacities as directors, officers, significant stockholders and/or affiliates of the Company (including information relating to the Company’s subsidiaries, operations and results of operations), and that the Seller and the Company is unable to disclose such information to the Buyer. The Buyer understands, based on its experience, the risks associated with purchasing the Purchase Shares and notwithstanding this fact, the Buyer has deemed it appropriate to enter into this Agreement and to purchase the Purchase Shares and hereby waives any claim, or potential claim, it has or may have against the Seller relating to Seller’s possession of material non-public information regarding the Company.

g. Buyer has substantial experience in evaluating and investing in transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Buyer is able to bear the economic risks of an investment in the Purchase Shares and to afford a complete loss of Buyer’s investment in the Purchase Shares.

h. Buyer understands that because the Purchase Shares are “restricted securities,” Buyer will not be able to sell the Purchase Shares for a period of at least six (6) months following the date hereof except in a transaction exempt from registration under the Securities Act. Further, Buyer acknowledges that at the time that Buyer desires to sell the Purchase Shares there may be an illiquid market for the Ordinary Shares and therefore the Purchase Shares may need to be held indefinitely. Buyer is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private transaction such as the one contemplated hereby subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Ordinary Shares, the availability of certain current public information about the Company and the resale occurring not less than six months after a party has purchased and paid for the security to be sold. In addition to the foregoing, Buyer acknowledges that if the Buyer is an “affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), the sale must also be effected through a “broker’s transaction” or in transactions directly with a “market maker” and there will be a limit to the number of shares of Ordinary Shares being sold during any three-month period not exceeding specified limitations. Buyer is aware that the Purchase Shares will bear a customary restrictive legend evidencing the restricted nature of the Purchase Shares.

i. The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any material agreement to which Buyer is a party or by which Buyer is in any way bound or obligated.

j. Buyer has carefully considered and has discussed with the Buyer’s professional legal, tax, accounting and financial advisors, to the extent the Buyer has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Buyer’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Buyer. Buyer relies solely on such advisors and not on any statements or representations of the Company, Seller or any of their respective agents. Buyer understands that Buyer (and not the Seller) shall be responsible for Buyer’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

k. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Buyer in connection with the transactions contemplated by this Agreement.

l. Buyer is not aware of any person that has been or will be paid (directly or indirectly) remuneration for their participation in the offer and sale of the Purchase Shares.

4. Closing.

a. Time; Place; Outcome. The Closing shall take place on the date first written above. At the Closing, Seller shall transfer to Buyer clear and marketable title to the Purchase Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind, by delivering to the Buyer a stock transfer power associated with the Purchase Shares, duly executed by the Seller, and Buyer shall deliver the payment of cash consideration representing the Purchase Price to Seller as provided for herein. It is acknowledged that the Purchase Shares are held in restricted book entry form at the Company’s transfer agent for the Ordinary Shares.

b. At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

5. Miscellaneous.

a. Entire Agreement. This Agreement contains the entire understanding of the Parties and supersedes all previous or contemporaneous verbal and written agreements, promises or understandings between the Parties with respect to the subject matter hereof. There are no other agreements, representations, or warranties set forth herein.

b. Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by email transmission (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

If to the Seller:

HFO Investment Group Limited

Sea Meadow House, Blackburne Highway

P.O. Box 116

Road Town, Tortola, British Virgin Islands

Email: hfo@hfi.international

If to the Buyer:

Chiu Chien-Chia

RM 6F-2, No. 230 Jen-Ai Road, Section 4

Taipei, Taiwan, R.O.C.

Email: jccchiu@hotmail.com

c. Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

d. Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the Closing.

e. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Cayman Islands, without regard to the conflicts of laws principals thereof.

f. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

g. Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Such counterparts may be delivered by facsimile or other electronic transmission, which shall not impair the validity thereof.

h. Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

SELLER:

HFO Investment Group Limited

By:	/s/ Huang Wan-Yu
Name:	Huang Wan-Yu
Title:	Director

BUYER:

/s/ Chiu Chien-Chia
Chiu Chien-Chia

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